EXHIBIT 32.1

                                SAVWATT USA, INC.
                             A Delaware Corporation
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of SavWatt USA, Inc. ("Company") on Form 10-Q/A (Amendment No. 1) for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Isaac H. Sutton, President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 5, 2010                    /s/  Isaac H. Sutton
                                           -------------------------------------
                                      By:  Isaac H. Sutton
                                      Its: President and Chief Financial Officer
                                           (Principal Executive Officer)
                                           (Principal Financial Officer)